Exhibit 10.5

LOJACK CORPORATION

Westwood Executive Center

200 Lowder Brook Road

Suite 1000

Westwood, MA 02090

May     , 2003

Mr. Joseph F. Abely

c/o LoJack Corporation

200 Lowder Brook Drive

Westwood, MA 02090

Dear Mr. Abely:

I am pleased to confirm our agreement to amend the agreement, dated as of April 18, 2000 setting forth the terms of certain severance benefits in connection with your employment with LoJack Corporation (the “Agreement”). The effective date of this letter agreement shall be July 31, 2002 (the “Effective Date”).

The first sentence of Paragraph 2 of the Agreement hereby is amended to read as follows:

2. Term of Agreement. The term of this letter agreement shall end on July 31, 2006.

Except as amended above, in all other respects the Agreement shall remain in full force and effect in accordance with its terms.

If this letter reflects your understanding, please sign and return a copy to the undersigned, whereupon it shall become a binding agreement between the Company and you on the terms provided herein.

Very truly yours,

LOJACK CORPORATION

By:	/s/ Ronald J. Rossi
Ronald J. Rossi, Chairman

Accepted and Agreed To:

/s/ Joseph F. Abely
Joseph F. Abely